UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): February 4, 2005



                              BACH-HAUSER, INC.
          (Exact Name of Registrant as Specified in its Charter)


       Nevada                    000-26953                88-0390697
(State of incorporation)    (Commission File No.)       (IRS Employer
                                                      Identification No.)


                               1561 Highway 3
                           Caygua, Ontario  N0A 1E0
                   (Address of Principal Executive Offices)

      Registrant's Telephone Number, including area code: (905) 772-5738



        (Former Name or Former Address, if changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 7.01. Regulation FD Disclosure

On February 4, 2005, the Company issued a press release announcing the Company and Fortune 1000 Group have mutually agreed to terminate further discussions of any buyout of the Company's stock at this time.
A copy of the press release is furnished as Exhibit 99.1 to this report.



Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

Number	Description

 99.1	Press Release of the Company, dated February 4, 2005



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Date: February 4, 2005

                                   BACH-HAUSER, INC.


                                   By: /s/ Peter Preston
                                       Peter Preston, President